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Exhibit 10.7

AMENDMENT NO. 6
TO
REAL ESTATE PURCHASE AND SALE AGREEMENT

    THIS AMENDMENT NO. 6 TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of May 18, 2001, is made by and between Pope Resources, a Delaware limited partnership, its wholly owned subsidiary Olympic Property Group LLC, a Washington limited liability company, and its wholly owned subsidiaries Olympic Real Estate Development LLC, a Washington limited liability company, Olympic Real Estate Management, Inc., a Washington corporation, and Olympic Resorts LLC, a Washington limited liability company (collectively "Seller"), HCV Pacific Partners LLC, a California limited liability company (or its assigns as permitted herein) ("Buyer"), and Port Ludlow Associates LLC, a Washington limited liability company (or its assigns as permitted herein) ("Assignee"), regarding that certain Real Estate Purchase and Sale Agreement dated January 12, 2001, between Buyer and Seller, as amended by Amendment No. 1 dated February 8, 2001, Amendment No. 2 dated February 14, 2001, Amendment No. 3 dated February 27, 2001, Amendment No. 4 dated March 26, 2001, and Amendment No. 5 dated May 15, 2001 (as amended, the "Agreement"), for the purchase and sale of certain property located in Jefferson and Pierce Counties, Washington, described therein (the "Property").

    I.  EFFECT OF AMENDMENT.  This Amendment amends and modifies the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as contained within the Agreement and this Amendment, there are no other agreements or understandings between Buyer and Seller relating to the Property. Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement.

    II.  EXTENSION OF TIME.  In Sections XII and XIII of Amendment No. 5 and in Section 16.9 of the Agreement (as amended by Section XVI of Amendment No. 5), the date "May 18, 2001," is hereby replaced in each instance by the date "May 25, 2001." In Section XIX of Amendment No. 5, the date "May 22, 2001," is hereby replaced by the date "May 25, 2001."

    Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed and shall take full force and effect.

BUYER:	PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company
By West Coast Northwest Pacific Partners LLC, a Washington limited liability company, its manager
	By:	/s/ RANDALL J. VERRUE
	Print Name:	Randall J. Verrue
	Its:	President & CEO
	Date:	5/18/01
SELLER:	POPE RESOURCES L.P., a Delaware limited partnership, by POPE MGP, Inc., a Delaware corporation, its managing general partner
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	V.P. Real Estate
	Date:	5/18/01
OLYMPIC PROPERTY GROUP LLC, a Washington limited liability company
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	C.O.O.
	Date:	5/18/01

OLYMPIC REAL ESTATE DEVELOPMENT LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	5/18/01
OLYMPIC REAL ESTATE MANAGEMENT, INC., a Washington corporation
By:	/s/ TOM GRIFFIN
Print Name:	Tom Griffin
Its:	Vice President
Date:	5/18/01
OLYMPIC RESORTS LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	5/18/01

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  Exhibit 10.7
AMENDMENT NO. 6 TO REAL ESTATE PURCHASE AND SALE AGREEMENT